                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 1, 2001


                          PECO ENERGY TRANSITION TRUST
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                       333-58055                51-0382130
----------------------------        ---------------         --------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                          PECO Energy Transition Trust
               c/o First Union Trust Company, National Association
                                 920 King Street
                           Wilmington, Delaware 19801
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 888-7532
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         A list of the Exhibits filed herewith is attached hereto.

Item 9.  Regulation FD Disclosure
         ------------------------

         On March 1, 2000, Transition Bondholders Statements were sent to holders of PECO Energy Transition Trust's Transition Bonds Series 1999-A and Transition Bonds Series 2000-A. Copies of these reports are furnished herewith as Exhibits 99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PECO ENERGY TRANSITION TRUST
                                       (Issuer of Transition Bonds)


                                       By: /s/ Thomas R. Miller
                                           ----------------------------
                                           Thomas R. Miller
                                           Beneficiary Trustee




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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 PECO Energy Transition Trust Transition Bondholders Statement Series 1999-A, Semi-Annual Payment Date: 3/1/01.

99.2 PECO Energy Transition Trust Transition Bondholders Statement Series 2000-A, Semi-Annual Payment Date: 3/1/01.






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